Exhibit 10.17

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IMMUNOME, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO IMMUNOME, INC. IF PUBLICLY DISCLOSED.

SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment to License Agreement (“AMENDMENT”), is entered into as of the ___ of July, 2020 (“EFFECTIVE DATE”), by and among Thomas Jefferson University (“TJU”) and Immunome, Inc. (“COMPANY”) (collectively, the “Parties”).

WHEREAS the Parties have entered into an Exclusive License Agreement with an effective date of the 1st of June, 2012, as amended by the First Amendment to the License Agreement, dated  October 19, 2017, (the Exclusive License Agreement, as so amended, the “LICENSE AGREEMENT”);

WHEREAS, the Parties desire to modify certain terms of the License Agreement as set forth in this Amendment; and

WHEREAS, any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the License Agreement.

NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto agree as follows:

1.   Amendments. Section 4.3 of the License Agreement is amended and restated in its entirety as follows:

4.3  (a) Except as provided in Section 4.3(c), LICENSEE shall pay to TJU during the term of this Agreement a royalty of [***] of NET SALES by LICENSEE and SUBLICENSEES in any countries where there is a VALID CLAIM; and

(b) Except as provided in Section 4.3(c), LICENSEE shall pay to TJU during the term of this Agreement a royalty of [***] of NET SALES by LICENSEE and SUBLICENSEES in any countries where there is no VALID CLAIM.

(c) The royalty for NET SALES of LICENSED PRODUCTS or LICENSED PROCESSES by a SUBLICENSEE under an agreement between LICENSEE and such SUBLICENSEE entered into before CLINICAL PROOF OF CONCEPT (as defined below for such LICENSED PRODUCT or LICENSED PROCESS (“OTHER NET SALES”) shall be [***] of the royalty actually paid by the SUBLICENSEE to LICENSEE; provided that such agreement between COMPANY and such SUBLICENSEE provides for a [***] or less percentage royalty on net sales of such LICENSED PRODUCT and/or LICENSED PROCESS to be paid to COMPANY by SUBLICENSEE. Where such agreement provides for more than a [***] royalty, then the provisions of Sections 4.3(a) and (b) shall

SECOND AMENDMENT TO LICENSE AGREEMENT TJU_IMMUNOME

apply. Where such agreement provides for a [***] or less royalty and a royalty that exceeds [***] (e.g., a scaled royalty based on the amount of net sales), then the provisions of this Section 4.3(c) shall apply for the royalties that are [***] or below and the provisions of Sections 4.3(a) and (b) shall apply for the royalties that exceed [***].

For purposes of calculating the royalties under Sections 4.3(a) and (b), where royalties on OTHER NET SALES are paid under this Section 4.3(c), then such OTHER NET SALES shall be disregarded and excluded from the definition of NET SALES.

Notwithstanding the foregoing, in any sublicense of a LICENSED PRODUCT or LICENSED PROCESS, if COMPANY or an AFFILIATE also grants rights to other licensed products or patents owned or controlled by [***] and name [***] as an inventor and are necessary for the use or sale of the LICENSED PRODUCT or LICENSED PROCESS by such SUBLICENSEE, the modified royalty due on OTHER NET SALES provided under this Section 4(c) shall only take effect if [***] also agrees to a comparable reduction of the percentage of the total amount of royalty it is to receive on such sales. Should [***] not agree in writing to such comparable reduction then the royalty due on such NET SALES of LICENSED PRODUCT or LICENSED PROCESS by a SUBLICENSEE will be calculated as per Sections 4.3(a) and 4.3(b).

For the purposes of this SECTION 4.3(c) “CLINICAL PROOF OF CONCEPT” shall mean the completion of the first clinical trial in patients with respect to the applicable LICENSED PRODUCT or LICENSED PROCESS.

2.   Term of Amendment. This Amendment shall be in effect from the Effective Date and shall continue for the term of the License Agreement.

3.   Full Force and Effect. Except as specifically modified or amended by the terms of this Amendment, the License Agreement and all provisions contained therein are, and shall continue, in full force and effect and are hereby ratified and confirmed.

4.   Integration. The Agreement, as amended by this Amendment, contains the entire agreement of the parties with regard to this Amendment and the Agreement, and supersedes and replaces any prior agreements as to that matter. Neither this Amendment nor the Agreement may be changed or modified, in whole or in part, except by an instrument in writing signed by TJU and Company.

SECOND AMENDMENT TO LICENSE AGREEMENT TJU_IMMUNOME

5.   Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

6.   Miscellaneous. This Amendment shall be binding upon all the parties to the License Agreement and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Agreed:

THOMAS JEFFERSON UNIVERSITY

Name:	Rose Ritts, PhD
Title:	Executive Vice President and Chief Innovation Officer

Signature:	/s/ Rose Ritts

IMMUNOME, INC.

Name:	Purnanand Sarma
Title:	President & CEO

Signature:	/s/ Purnanand D Sarma

SECOND AMENDMENT TO LICENSE AGREEMENT TJU_IMMUNOME